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                                 EXHIBIT 10.58

      Employment Agreement, dated as of March 8,2000, by and between ICG Communications, Inc. and Pamela S. Jacobson.


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                             EMPLOYMENT AGREEMENT

     THIS  EMPLOYMENT  AGREEMENT ("Agreement") is  made  as of the 8th day of
March, 2000  by  and  between  ICG  Communications,  Inc.  ("Employer"  or   the
"Company") and Pamela S. Jacobson ("Employee").

                                 R E C I T A L S

     WHEREAS, the Company desires to employ Employee as provided herein; and

     WHEREAS, Employee desires to be employed by Employer as provided herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

     1. Employment. The Company agrees to employ Employee and Employee hereby agrees to be employed on a full-time basis by the Company or by such of its subsidiary or affiliate corporations as determined by the Company in such position as is mutually agreed, for the period and upon the terms and conditions hereinafter set forth.

     2. Duties. During her employment, Employee shall perform the duties and bear the responsibilities commensurate with her position and shall serve the Employer faithfully and to the best of her ability. Employee shall devote 100% of her working time to carrying out her obligations hereunder.

     3.    Compensation and Benefits.

           3.1 The Company shall pay Employee during the Term of this Agreement an annual base salary, payable bi-weekly. The annual base salary will initially be Three Hundred Fifty Thousand and no/100 Dollars ($350,000.00).

           3.2 In addition to the base salary, Employee will be eligible for an annual performance bonus in an exact amount to be determined by the Board of Directors of the Company or the Compensation Committee of the Board. The annual bonus will be determined in accordance with the bonus plan of the Company and will be based on objectives and goals set for the Company and the Employee. Employee's annual bonus is initially established at 60% of annual base salary if all objectives and goals are met.

           3.3 In addition to salary and bonus payments as provided above, the Company will provide Employee, during the Term of this Agreement, with the benefits of such insurance plans, hospitalization plans and other perquisites as shall be generally provided to employees of the Company at her level and for which Employee may be eligible under the terms and conditions thereof. Employee will also be entitled to all benefits provided under any directors and officers liability insurance or errors and omissions insurance maintained by the Company.

           3.4 Throughout the Term of this Agreement, the Company will reimburse Employee for all reasonable out-of-pocket expenses incurred by Employee in connection with the business of the Company and the performance of her duties under the Agreement, upon presentation to the Company by Employee



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of an  itemized  accounting  of such expenses with reasonable supporting data.

           3.5 The Company will from time to time provide to Employee stock options and/or awards pursuant to and subject to the terms and conditions of the Company's Stock Option Plans and/or stock option agreements.

     4. Term. The initial term of this Agreement will be for two (2) years commencing as of the date hereof ("Term"). From the date hereof, this Agreement will automatically renew from month-to-month such that there will always be two (2) years remaining in the Term, unless and until either party shall give at least sixty (60) days notice to the other of her or its desire to terminate this Agreement (in such case, the Term shall end upon the date indicated in such notice). The applicable provisions of Sections 6, 7, and 8 shall remain in full force and effect for the time periods specified in such Sections notwithstanding the termination of this Agreement.

     5.    Termination.

           5.1 If Employee dies during the Term of this Agreement, this Agreement will terminate. The Company will pay the estate of Employee an amount equal to three (3) months salary. In addition, the estate of Employee will be entitled to exercise all options theretofore vested under the Company's Stock Option Plans for a period of one (1) year after the date of death of Employee in accordance with the plans and agreements relating to such options.

           5.2   If,  during  the  Term  of   this  Agreement,   Employee  is
prevented from performing her duties by reason of illness or incapacity for one hundred forty (140) days in any one hundred eighty (180) day period, the Company may terminate this Agreement, upon thirty (30) days notice to Employee or her duly appointed legal representative. Employee will be entitled to all benefits provided under any disability plans of the Company. In addition, Employee or her duly appointed legal representative will be entitled to exercise all options theretofore vested under the Company's Stock Option Plans for a period of one (1) year after the date of termination in accordance with the plans and agreements relating to such options.

           5.3 For the purposes of this Agreement, a "Change in Control" of the Company shall mean and be deemed to have occurred if (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 as amended (Exchange Act)) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (b) at any time a majority of the directors of the Company are persons who were not nominated for election by the Board; (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto  continuing  to  represent  (either  by   remaining
outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (d) the Company shall sell or otherwise dispose of, in one transaction or a series of related transactions, assets aggregating more than 50% of the assets of the Company and its subsidiaries consolidated; or (e) the stockholders of the Company approve a plan of complete liquidation of the Company or any agreement for the sale or disposition by the Company of all or substantially all the Company's assets. At the time of the occurrence of a Change of Control all options to purchase shares of the Company that have been granted to Employee pursuant to the Company's Stock Option Plans and/or


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agreements,  but not yet vested,  will  immediately  vest  and Employee shall be entitled to exercise such options in accordance with the plans and agreements relating to such options, provided, however that the options granted under the Share Price Appreciation Vesting Non-Qualified Option Agreement dated as of February 4, 2000 between Employee and the Company shall not vest on an accelerated basis upon the occurrence of a Change of Control of the Company except as expressly set forth in that option agreement. At any time within one
(1) year after the occurrence of a Change in Control of the Company, either the Company or Employee may terminate this Agreement upon at least thirty (30) days notice.

           5.4   Employee may  terminate  this Agreement upon at least thirty
(30) days notice upon the occurrence of a constructive dismissal of Employee. For the purposes of this Agreement, "constructive dismissal" includes, without limiting the generality of any action by the Company which constitutes constructive dismissal, unless consented to by Employee in writing, any of the following actions by the Company:

           (i)   any  material reduction  in  Employee's  positions,  duties,
                 responsibilities,   powers  or reporting relationships;

           (ii)  any reduction in the annual compensation of Employee;

           (iii) prior to the occurrence of a Change in Control of the Company, any requirement to relocate to another city, state or country, provided, however, that this provision shall not be applicable if the principal executive offices of the Company are being relocated to such city, state or country;

           (iv) subsequent to the occurrence of a Change in Control of the Company, any requirement to relocate to another city, state or country; and

           (v) any material reduction in the value of Employee's benefits plans and programs, including, without limiting the generality of the foregoing, bonus arrangements.

           5.5 The Company may terminate this Agreement immediately for Employee's failure to perform her material job duties or responsibilities which failure could reasonably be expected to result in damage to the Company, willful misconduct, or the commission of a felony by the Employee, in which case all rights under this Agreement shall end as of the date of such termination.

           5.6   If this Agreement is terminated by the Company under Section
4 or Section 5.3, the Company shall pay Employee a termination fee in an amount equal to two (2) times the aggregate amount of her annual base salary plus her targeted annual bonus plus the annual value of her benefits and perquisites. Such termination fee will be paid in a lump sum within fifteen (15) days from the date of termination. If this Agreement is terminated by Employee under
Section 5.4, the Company will pay Employee a termination fee equal to one (1) times the aggregate amount of her annual base salary plus her targeted annual bonus plus the annual value of her benefits and perquisites. Such termination fee will be paid in a lump sum within fifteen (15) days from the date of termination. In addition, if the Company terminates this Agreement under Section 4 or Employee terminates this Agreement under Section 5.3 or Section 5.4, all options to purchase shares of the Company and/or stock awards that have been granted to Employee, but not yet vested, will immediately vest on the date of termination and Employee will be entitled to exercise all options held by the Employee for a period of six (6) months after the date of termination in accordance with the plans and agreements relating to such options, provided, however, the options granted under the Share Price Appreciation Vesting


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Non-Qualified  Option  Agreement dated February 4, 2000 between Employee and the
Company shall not vest on an accelerated basis upon Employee's termination of employment except as expressly set forth in that option agreement. If the terms of this Section 5.6 and the terms of the plans and agreements relating to such stock options and/or awards conflict, the terms of the option plans and/or award agreements shall control.

           5.7 The Company shall be responsible for any gross-up payment required to off-set any excise taxes placed on Employee if any payments made to Employee under this Section 5 are considered "parachute payments" within the meaning of Section 280g of the Internal Revenue Code.

     6.    Non-Compete and Non-Interference.

           6.1   During  the  Term  of  this  Agreement   and, if  Employee's
employment with the Company is terminated under Section 4 or Section 5.3, for a period of twelve (12) months after such termination, Employee shall not, directly or indirectly, own, manage, operate, control, be employed by, or participate in the ownership, management, operation or control of, a business that is engaged in the same business as the Company within any area constituting, during the term of Employee's employment or at the time Employee's employment is terminated, a Relevant Area. A "Relevant Area" shall be defined for the purposes of this Agreement as any area located within, or within fifty
(50) miles of, the legal boundaries or limits of any city within which the Company is engaged in business or in which the Company has publicly announced or privately disclosed to Employee that it plans to engage in business. If, within one (1) year of a Change of Control of the Company, Employee's employment is terminated by the Company under Section 4 or Section 5.3 or by the Employee under Section 5.4, this Section shall not apply.

           6.2.  During  the Term of  this Agreement and  for a period of two
(2) years after termination of this Agreement, Employee shall not (i) directly or indirectly cause or attempt to cause any employee of the Company or any of its affiliates to leave the employ of the Company or any affiliate, (ii) in any way interfere with the relationship between the Company and any employee or between an affiliate and any employee of the affiliate, or (iii) interfere or attempt to interfere with any transaction in which the Company or any of its affiliates was involved during the Term of this Agreement. If, within one (1) year of a Change of Control of the Company, Employee's employment is terminated by the Company under Section 4 or Section 5.3 or by the Employee under Section 5.4, this Section shall not apply.

           6.3 Employee agrees that, because of the nature and sensitivity of the information to which he will be privy and because of the nature and scope of the Company's business, the restrictions contained in this Section 6 are fair and reasonable.

     7.    Confidential Information.

           7.1 The relationship between the Company and Employee is one of confidence and trust. This relationship and the rights granted and duties imposed by this Section shall continue until a date ten (10) years from the date Employee's employment is terminated.

           7.2   As used in  this  Agreement (i) "Confidential   Information"
means information  disclosed  to  or acquired  by Employee  about the  Company's plans, products, processes and services, including information relating to research, development, inventions, manufacturing, purchasing, accounting, engineering, marketing, merchandising, selling, pricing, tariffed or contractual terms, customer lists and prospect lists and other market information, with respect to any of the Company's business activities; and (ii) "Inventions" means any inventions, discoveries, concepts and ideas, whether patentable


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or  not,  including,  without  limitation,  processes,  methods, formulas,   and
techniques (as well as  related  improvements  and  knowledge) that are based on
or  related to  Confidential   Information,   that  pertain  in  any  manner  to
the Company's technology, expertise or business and that are made or conceived by Employee, either solely or jointly with others, and while employed by the Company or within six (6) months thereafter, whether or not made or conceived during working hours or with the use of the Company's facilities, materials or personnel.

           7.3 Employee agrees that he shall at no time during the Term of this Agreement or at any time thereafter disclose any Confidential Information to any person, firm or corporation to any extent or for any reason or purpose or use any Confidential Information for any purpose other than the conduct of the Company's business.

           7.4 Any Confidential Information that is directly or indirectly originated, developed or perfected to any degree by Employee during the term of her employment by the Company shall be and remain the sole property of the Company and shall be deemed trade secrets of the Company.

           7.5 Upon termination of Employee's employment pursuant to any of the provisions herein, Employee or her legal representative shall deliver to the Company all originals and all duplicates and/or copies of all documents, records, notebooks, and similar repositories of or containing Confidential Information then in her possession, whether prepared by him or not.

           7.6 Employee agrees that the covenants and agreements contained in this Section 7 are fair and reasonable and that no waiver or modification of this Section or any covenant or condition set forth herein shall be valid unless set forth in writing and duly executed by the parties hereto.

     8. Injunctive Relief. Upon a material breach or threatened material breach by Employee of any of the provisions of Sections 6 or 7 of this Agreement, the Company shall be entitled to an injunction restraining Employee from such breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach, including recovery of damages from Employee.

     9. No Waiver. A waiver by the Company of a breach of any provision of this Agreement by Employee shall not operate or be construed as a waiver of any subsequent or other breach by Employee.

     10. Severability. It is the desire and intent of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision or portion of this Agreement shall be adjudicated to be invalid or unenforceable, this Agreement shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

     11. Notices. All communications, requests, consents and other notices provided for in this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by first class mail, postage prepaid, to the last known address of the recipient.

     12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.


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     13.   Assignment.  Neither  this  Agreement  nor any  rights  or  duties hereunder may be assigned by Employee or the Company without the prior written consent of the other, such consent not to be unreasonably withheld.

     14. Amendments. No provision of this Agreement shall be altered, amended, revoked or waived except by an instrument in writing, signed by each party to this Agreement.

     15.   Binding  Effect.  Except  as  otherwise  provided   herein,   this
Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

     16. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     17. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties and supersedes all prior understandings, agreements or representations by or between the parties, whether written or oral, which relate in any way to the subject matter hereof.



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              PAMELA S. JACOBSON

                              /s/ Pamela S. Jacobson
                              ---------------------------------------------




                              ICG COMMUNICATIONS, INC.

                              By: /s/ William S. Beans, Jr.
                                 ------------------------------------------

                              Name: William S. Beans, Jr.
                                   ----------------------------------------

                              Title: President and Chief Operating Officer
                                    ---------------------------------------